Exhibit 99.1
Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company			Page 1 of 3
	Statement Number:	56
Chapter 11	For the Period FROM:	6/1/2006
Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	6/30/2006
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA
01-44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)			Collateral	Concentration	City National
			Account	Account	Collection Account

Balance before Statement #1			$268,333.21	$65,956.21

A.	Total Receipts per all Prior Interim Statements		$9,091,489.41	$7,443,229.89	$550,688.52

B.	Less: Total Disbursements per all Prior Statements		$7,635,954.55	$7,395,921.43	$6,142.48

C.	Beginning Balance		$1,723,868.07	$113,264.67	$544,546.04

D.	Receipts during Current Period
	Description
	6/5/2006	Compact Collections	$7,917.74
	6/5/2006	Lloyd Miller Productions (Fedex)		$51.80
	6/14/2006	Sting Music			$12,478.00
	6/14/2006	Sting Music			$2,600.00
	6/15/2006	Daro Films	$49,967.08
	6/16/2006	High Fliers	$564.37
	6/16/2006	Showtime	$40,000.00
	6/20/2006	PS Here! (From KL Comerica)	$7,500.00
	6/21/2006	High Fliers	$672.73
	6/22/2006	Beverly Hills Entertainment			$33,500.00
	6/26/2006	Wire Transfer		$45,000.00
	6/30/2006	interest	$7,322.78

	TOTAL RECEIPTS THIS PERIOD		$113,944.70	$45,051.80	$48,578.00	—

E.	Balance Available (C plus D)		$1,837,812.77	$158,316.47	$593,124.04	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 56	Page 2 of 3

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose
6/1/2006	8301	Payroll		$1,319.76
6/1/2006	8302	Payroll		$9,726.63
6/1/2006	8303	Payroll		$1,544.03
6/1/2006	8304	Payroll		$2,744.04
6/1/2006		ADP Taxes		$7,534.47
6/2/2006	38533	New Wave Entertainment		$170.00
6/9/2006		ADP Fees		$106.17
6/15/2006		Service Charge		$105.83
6/16/2006	38534	Federal Express		$96.65
6/16/2006	38535	Accurate Express		$108.40
6/16/2006		ADP Fees		$20.00
6/20/2006	8305	Payroll		$1,319.74
6/20/2006	8306	Payroll		$11,048.98
6/20/2006	8307	Payroll		$1,544.01
6/20/2006	8308	Payroll		$2,744.01
6/20/2006		ADP Taxes		$8,685.04
6/20/2006		Wire Transfer - IMEC Basil		$2,411.00
6/23/2006	38536	Health Net		$4,187.18
6/23/2006	38537	Blue Shield of California		$373.00
6/23/2006	38538	New Beginnings Enterprises		$4,174.95
6/23/2006	38539	KEVIN MARINO		$1,342.58
6/23/2006	38540	Alice P.Neuhauser		$405.62
6/23/2006	38541	Arrowhead		$15.98
6/23/2006	38542	Personnel Concepts Limited		$74.85
6/23/2006	38543	Accurate Express		$20.70
6/23/2006		ADP Fees		$167.00
6/26/2006		Wire Transfer	$45,000.00
6/30/2006		ADP Taxes		$8,817.69
6/30/2006		ADP Fees		$106.17
6/30/2006	8309	Payroll		$1,319.77
6/30/2006	8310	Payroll		$11,201.56
6/30/2006	8311	Payroll		$1,544.04
6/30/2006	8312	Payroll		$2,744.04
6/30/2006		Control Agreement			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$45,000.00	$87,723.89	$50.00	—

G. Ending Balance (E less F)			$1,792,812.77	$70,592.58	$593,074.04	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 56	Page 3 of 3

H.	(1)	Collateral Account:
		a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b) Account Number:	323221556
	(2)	Concentration Account:
		a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b) Account Number:	1891935460

I:	Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£453,174.02	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£224,511.47	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$30,086.34
Denial Venture	1890-69-6501	$152,097.24
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$8,097.50
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser
Debtor in Possession